Investments in associates and joint arrangements	6 Months Ended
Sep. 30, 2019
Investments in associates and joint arrangements
Investments in associates and joint arrangements

9   Investment in associates and joint arrangements

The equity accounted results for Vodafone Idea Limited (‘VIL’) for the period included an estimate for a material charge for amounts due following the recent Supreme Court of India judgement in the case Union of India v Association of Unified Telecom Service Providers of India and others regarding the definition of adjusted gross revenue (“AGR”) used to calculate regulatory fees. Further detail is provided in note 13.

The Group’s recorded share of VIL’s resulting losses has been restricted to the amount that reduces the Group’s carrying value in VIL to €nil at 30 September 2019.  The Group’s carrying value was €1,392 million at 31 March 2019 and in May 2019 the Group invested €1,410 million via a rights issue.  See page 16 for further information.

Significant uncertainties exist in relation to VIL’s ability to generate the cash flow that it needs to settle, or refinance its liabilities and guarantees as they fall due, including those relating to the AGR judgement. VIL is seeking relief from the Indian Government , including, but not limited to, granting a waiver of interest and penalties relating to the AGR judgement.

The value of the Group’s 42% shareholding in Indus Towers Limited (‘Indus’) is, in part, dependent on the income generated by Indus from tower rentals to major customers, including VIL.  Any inability of these major customers to pay such amounts in the future may result in an impairment in the carrying value of the Group’s investment in Indus (30 September 2019: €0.6 billion).

	30 September	31 March
	2019	2019
	€m	€m
Investment in joint ventures	1,841	3,399
Investment in associates	396	553
	2,237	3,952